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        SECURITIES    AND    EXCHANGE    COMMISSION
              WASHINGTON,    D.C.    20549
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                      FORM 8-K
                   Current Report
               Pursuant to Section 13 or
                     15(d) of
         the  Securities  Exchange  Act of 1934

Date of Report (Date of earliest event  reported):  November 15, 1996
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           Healthcare Realty Trust Incorporated
     (Exact Name of Registrant as Specified in Its Charter)

Maryland                  1-11852                 62-1507028
(State or Other       (Commission File          (I.R.S.  Employer
Jurisdiction  of          Number)                Identification
Incorporation)                                       Number)

     3310 West End Avenue
     Fourth Floor
     Nashville,  Tennessee                        37203
     (Address of Principal Executive Offices)    (Zip Code)
                     (615) 269-8175
          (Registrant's Telephone  Number, including Area Code)

                         Not Applicable
                         (Former Name)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Merge with Lewis-Gale Building Corporation (the Merger). On November 15, 1996, HRT ofRoanoke, Inc., a Virginia corporation (HRR) and wholly owned subsidiary of Healthcare Realty Trust Incorporated, a Maryland corporation (the Registrant), completed its merger of Lewis-Gale Building Corporation, a Virginia corporation (LGBC), with and into HRR. The Merger is accounted for as a tax-free reorganization for federal income tax purposes and as a purchase for financial reporting purposes.
     LGBC was formed in late 1970 to own the real estate and improvements leased to and operated by Lewis-Gale Clinic (the Clinic), a private, multi-specialty group practice founded in 1909 that has grown to serve a four-county market in the Roanoke/ Salem, Virginia area, employing 130 physicians and approximately 1,100 healthcare professionals. Its principal asset was a medical office building complex located in Salem, Virginia adjacent to the 400-bed Lewis-Gale Medical Center operated by Columbia/HCA Healthcare Corporation. The complex, which was constructed between 1972 and 1994, consists of 11 buildings on an eight-acre parcel of land, aggregating approximately 261,400 square feet.
     In addition to the main Lewis-Gale Clinic complex, LGBC owned satellite clinics leased primarily to the Clinic in Valley View Mall (62,000 square feet), Salem (8,200 square feet), Fincastle (4,200 square feet), New Castle (2,200 square feet), Bonsack (7,000 square feet) and Back Creek (3,300 square feet), as well as the Business Center tract of approximately 20 acres on Apperson Drive (improvements of 136,000 square feet), at which a satellite clinic and certain LGBC operations have been conducted.
     In its most recent fiscal year, LGBC received approximately 82% of its rental revenues from the Clinic. The remaining 18% was paid by a variety of unaffiliated parties leasing space at Valley View and the Business Center, including Lewis-Gale Hospital, National Diabetic, the U.S. Postal Service, Allstate Insurance Company, a pharmacy, dental practices, an oral surgeon, a home health company, a lawn service, a book store and a dry cleaner. Approximately 113,000 square feet are presently being leased to these tenants on various terms.
     The consideration delivered by the Registrant in the Merger was determined in an arms length negotiation between the Registrant and LGBC, and was supported by an independent appraisal of the value of the assets of LGBC and a replacement cost analysis of the assets. The parties agreed that the total value of the assets was $43,225,000, reduced by LGBC liabilities and reserves of $27,150,000, resulting in net shareholders' equity of $16,075,000.
     The conversion of LGBC common stock into the Registrant's common stock was then determined according to a ratio of the value of LGBC common stock as of the closing date divided by the average closing sale price of the Registrant's common stock for the seven trading days immediately preceding the closing date. Based upon this formula, the Registrant issued 687,692 shares of common stock. A portion of such shares will be retained by the Registrant pending resolution of certain tax matters and contingent liabilities. The Registrant has also agreed that, in addition to the Merger consideration described in the foregoing, it may be obligated to deliver additional shares in an aggregate value estimated not to exceed $500,000, upon the resolution of certain contingent obligations.
     The remainder of the purchase price consisted of assumed liabilities of LGBC, including approximately $20,580,000 of bank debt and $4,071,000 of industrial revenue bonds. The bank debt is anticipated to be paid in full prior to December 31, 1996, by a borrowing under the Registrant's existing credit lines. In addition to the Merger consideration, the Registrant incurred certain capitalized and closing costs.
     Simultaneously with the completion of the Merger, the Clinic reorganized as a Virginia limited liability company (the LLC). All of the real property formerly occupied by the Clinic and subsidiary/affiliates of the Clinic (the Clinic Leases) are being leased to the LLC by HRR as landlord. The leased space is being managed for the LLC by the Registrant's property management subsidiary. The leases for each of the LLC spaces provide for rent including an agreed stop for operating expenses. All operating expenses in excess of the stop will be billed to the LLC. Approximately 17% of the rents received by LGBC were from tenants unaffiliated with the Clinic (the Non-Clinic Leases). The Non-Clinic Leases were assigned to HRR and are also being managed by the Registrant's property management subsidiary. In addition, the LLC has guaranteed to HRR a minimum net cash flow from the operation of the Non-Clinic Leases. Concurrently with the Merger, PhyCor, Inc. (PhyCor), a physician practice management company based in Nashville, Tennessee, purchased the assets of the Clinic and has also executed a guaranty of the obligations of the LLC to HRR with respect to the Clinic Leases. In addition, PhyCor of Roanoke, Inc., a subsidiary of PhyCor, has entered into a long-term service agreement with the LLC whereby it will provide the physician group with the equipment and facilities used in their medical practice, manage clinic operations, employ most of the Clinic's non-physician personnel, other than certain diagnostic technicians, and receive a service fee therefor. Pursuant to the service agreement, PhyCor of Roanoke, Inc. has obtained a license to enter the properties governed by the Clinic Leases in order to perform its duties thereunder.

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 ITEM 7.  FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

     The required financial statements for the acquisition of assets reported on in Item 2 of this Current Report are not available on the date of filing of this Report. It is anticipated that such financial statements will be filed on or before January 15, 1997. When such statements are available, they will be filed under cover of Form 8-K/A.

(c)  Exhibits
                             Exhibit  Index
Exhibit Number                  Document
     2              Agreement  and Plan of Merger,
                    dated  October 1, 1996, among
                    Healthcare Realty Trust Incorporated,
                    HRT of Roanoke, Inc., and Lewis-Gale
                    Building  Corporation.

   99(a) Lease Agreement,dated November 14, 1996, between HRT of Roanoke,Inc.and Lewis-Gale
                    Clinic,  LLC.

   99(b)            Guaranty of Obligations Pursuant to Lease
                    Administration Agreement, dated November 14, 1996, executed by PhyCor,Inc.in favor of HRT of Roanoke,Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HEALTHCARE REALTY TRUST INCORPORATED By:
                                   /s/ ROGER O. WEST Roger O.West
                               Executive Vice President and General Counsel

 Date: December 2, 1996

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